JONES DAY	HUNTON & WILLIAMS LLP
North Point	Riverfront Plaza, East Tower
901 Lakeside Avenue	951 East Byrd Street
Cleveland, Ohio 44114	Richmond, Virginia 23219
Telephone: (216) 586-3939	Telephone: (804) 788-8200
Facsimile: (216) 579-0212	Facsimile: (804) 788-8218
David G. Heiman (admitted pro hac vice)	Tyler P. Brown (VSB No. 28072)
Carl E. Black (admitted pro hac vice)	J.R. Smith (VSB No. 41913)
Thomas A. Wilson (admitted pro hac vice)	Henry P. (Toby) Long, III (VSB No. 75134)
Justin F. Paget (VSB No. 77949)
Attorneys for Debtors
and Debtors in Possession

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
RICHMOND DIVISION

In re:	Chapter 11

Alpha Natural Resources, Inc., et al.,	Case No. 15-33896 (KRH)

Debtors.	(Jointly Administered)

DEBTORS' MONTHLY OPERATING REPORT FOR THE
PERIOD FROM NOVEMBER 1, 2015 THROUGH NOVEMBER 30, 2015 (1)

In accordance with Section 1746 of Title 28 of the United States Code, I declare under penalty of perjury that I have examined the following monthly operating report and the accompanying attachments and, to the best of my knowledge, these documents are true, correct and complete.

Authorized Person:

/s/ Philip J. Cavatoni	Dated:	December 18, 2015
Philip J. Cavatoni
Executive Vice President &
Chief Financial & Strategy Officer

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 2

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
1	15-33963 (KRH)	AMFIRE Mining Company, LLC	$—	$1
2	15-34032 (KRH)	Maxxum Carbon Resources, LLC	—	—
3	15-33939 (KRH)	Alpha Land and Reserves, LLC	—	1,078
4	15-33962 (KRH)	Esperanza Coal Co., LLC	—	—
5	15-33932 (KRH)	Dickenson-Russell Coal Company, LLC	—	1,069
6	15-33935 (KRH)	Dickenson-Russell Land and Reserves, LLC	—	—
7	15-34039 (KRH)	Paramont Coal Company Virginia, LLC	—	10,190
8	15-33960 (KRH)	Enterprise Mining Company, LLC	—	1,665
9	15-33970 (KRH)	Axiom Excavating and Grading Services, LLC	—	—
10	15-33904 (KRH)	Knox Creek Coal Corporation	—	987
11	15-33905 (KRH)	Mill Branch Coal Corporation	—	3
12	15-33908 (KRH)	Pigeon Creek Processing Corporation	—	96
13	15-33907 (KRH)	North Fork Coal Corporation	—	118
14	15-33910 (KRH)	Resource Land Company LLC	—	—
15	15-33903 (KRH)	Harlan Reclamation Services LLC	—	—
16	15-33909 (KRH)	Resource Development LLC	—	107
17	15-33929 (KRH)	Rawl Sales & Processing Co.	—	219
18	15-34015 (KRH)	Martin County Coal Corporation	—	85
19	15-33981 (KRH)	Sidney Coal Company, Inc.	—	1,930
20	15-33951 (KRH)	Road Fork Development Company, Inc.	—	4
21	15-33991 (KRH)	Sycamore Fuels, Inc.	—	—
22	15-33987 (KRH)	Long Fork Coal Company	—	19
23	15-34034 (KRH)	New Ridge Mining Company	—	341
24	15-34047 (KRH)	Pilgrim Mining Company, Inc.	—	24
25	15-34028 (KRH)	Crystal Fuels Company	—	—
26	15-33953 (KRH)	Lauren Land Company	—	248
27	15-34046 (KRH)	Peter Cave Mining Company	—	5
28	15-33975 (KRH)	Freeport Resources Company, LLC	—	—
29	15-34030 (KRH)	Cumberland Coal Resources, LP	—	12,004
30	15-33925 (KRH)	Alpha Coal Resources Company, LLC	—	—
31	15-34042 (KRH)	Pennsylvania Land Holdings Company, LLC	—	10
32	15-34043 (KRH)	Pennsylvania Land Resources Holding Company, LLC	—	—
33	15-34020 (KRH)	Pennsylvania Land Resources, LLC	324	2,944
34	15-33956 (KRH)	Emerald Coal Resources, LP	—	3,596
35	15-33964 (KRH)	Rostraver Energy Company	—	—
36	15-34044 (KRH)	Pennsylvania Services Corporation	—	130
37	15-33968 (KRH)	Foundation PA Coal Company, LLC	—	—
38	15-33973 (KRH)	Freeport Mining, LLC	—	—
39	15-33965 (KRH)	Foundation Mining, LLC	—	62

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 3

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
40	15-33955 (KRH)	Alpha PA Coal Terminal, LLC	—	495
41	15-33936 (KRH)	River Processing Corporation	—	—
42	15-33961 (KRH)	Rockspring Development, Inc.	—	952
43	15-33946 (KRH)	Riverton Coal Production Inc.	—	—
44	15-34049 (KRH)	Pioneer Fuel Corporation	—	1,646
45	15-34040 (KRH)	Paynter Branch Mining, Inc.	—	45
46	15-33924 (KRH)	Kingston Mining, Inc.	—	4,763
47	15-33906 (KRH)	Neweagle Industries, Inc.	—	—
48	15-33986 (KRH)	Barbara Holdings Inc.	—	—
49	15-33967 (KRH)	Rum Creek Coal Sales, Inc.	—	378
50	15-33966 (KRH)	Aracoma Coal Company, Inc.	—	3,908
51	15-33978 (KRH)	Bandmill Coal Corporation	—	1,128
52	15-33996 (KRH)	Highland Mining Company	—	2,934
53	15-33919 (KRH)	Delbarton Mining Company	—	2,091
54	15-33982 (KRH)	Logan County Mine Services, Inc.	—	22
55	15-33990 (KRH)	Barnabus Land Company	—	1
56	15-34016 (KRH)	Brooks Run Mining Company, LLC	—	6,297
57	15-34033 (KRH)	McDowell-Wyoming Coal Company, LLC	—	—
58	15-33992 (KRH)	Herndon Processing Company, LLC	—	17
59	15-33976 (KRH)	Litwar Processing Company, LLC	—	594
60	15-34013 (KRH)	Kepler Processing Company, LLC	—	782
61	15-33943 (KRH)	Riverside Energy Company, LLC	—	1,678
62	15-33988 (KRH)	Stirrat Coal Company	—	19
63	15-33920 (KRH)	Premium Energy, LLC	—	537
64	15-34022 (KRH)	Brooks Run South Mining, LLC	—	4,446
65	15-34036 (KRH)	Nicewonder Contracting, Inc.	—	—
66	15-34011 (KRH)	Twin Star Mining, Inc.	—	220
67	15-33895 (KRH)	Buchanan Energy Company, LLC	—	—
68	15-33941 (KRH)	Kingwood Mining Company, LLC	—	33
69	15-34041 (KRH)	Peerless Eagle Coal Co.	—	119
70	15-34005 (KRH)	Jacks Branch Coal Company	—	154
71	15-33933 (KRH)	Republic Energy, Inc.	—	7,106
72	15-34021 (KRH)	White Buck Coal Company	—	1
73	15-33985 (KRH)	Green Valley Coal Company	—	91
74	15-33914 (KRH)	Power Mountain Coal Company	—	253
75	15-34010 (KRH)	Kanawha Energy Company	—	16
76	15-33984 (KRH)	Spartan Mining Company	—	5,814
77	15-33911 (KRH)	Alex Energy, Inc.	—	2,418
78	15-33948 (KRH)	Elk Run Coal Company, Inc.	—	5,706

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 4

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
79	15-34009 (KRH)	Marfork Coal Company, Inc.	—	8,061
80	15-34045 (KRH)	Performance Coal Company	—	82
81	15-33979 (KRH)	Goals Coal Company	—	161
82	15-34008 (KRH)	Black King Mine Development Co.	—	1,384
83	15-34026 (KRH)	Clear Fork Coal Company	—	5
84	15-34038 (KRH)	Omar Mining Company	—	29
85	15-34002 (KRH)	Independence Coal Company, Inc.	—	600
86	15-34004 (KRH)	Black Castle Mining Company, Inc.	—	3,181
87	15-33969 (KRH)	Laxare, Inc.	—	128
88	15-34012 (KRH)	Boone East Development Co.	—	951
89	15-33949 (KRH)	Alpha Wyoming Land Company, LLC	—	78
90	15-34007 (KRH)	Jay Creek Holding, LLC	—	—
91	15-33923 (KRH)	Delta Mine Holding Company	—	—
92	15-34014 (KRH)	Wabash Mine Holding Company	—	91
93	15-33944 (KRH)	Alpha Midwest Holding Company	—	—
94	15-34017 (KRH)	Warrick Holding Company	—	—
95	15-33971 (KRH)	Foundation Royalty Company	—	9
96	15-33926 (KRH)	Alpha Coal Sales Co., LLC	—	19,433
97	15-33901 (KRH)	Appalachia Holding Company	—	652
98	15-33972 (KRH)	Russell Fork Coal Company	—	—
99	15-33896 (KRH)	Alpha Natural Resources, Inc.	11	1,726
100	15-33921 (KRH)	Alpha Appalachia Services, Inc.	—	—
101	15-33902 (KRH)	Black Mountain Cumberland Resources, Inc.	—	—
102	15-33900 (KRH)	Appalachia Coal Sales Company, Inc.	—	—
103	15-33974 (KRH)	Shannon-Pocahontas Coal Corporation	—	—
104	15-34025 (KRH)	Wyomac Coal Company, Inc.	—	—
105	15-34000 (KRH)	Big Bear Mining Company	—	16
106	15-33999 (KRH)	Hopkins Creek Coal Company	—	—
107	15-33995 (KRH)	T. C. H. Coal Co.	—	—
108	15-34006 (KRH)	Trace Creek Coal Company	—	—
109	15-33912 (KRH)	Dehue Coal Company	—	—
110	15-33947 (KRH)	Alpha Natural Resources, LLC	203,241	1,231
111	15-33954 (KRH)	AMFIRE, LLC	—	—
112	15-33938 (KRH)	DRIH Corporation	—	—
113	15-33958 (KRH)	AMFIRE Holdings, LLC	—	—
114	15-34023 (KRH)	Williams Mountain Coal Company	—	—
115	15-34001 (KRH)	Thunder Mining Company II, Inc.	—	—
116	15-33917 (KRH)	Alpha Appalachia Holdings, Inc.	—	1
117	15-33952 (KRH)	Alpha Natural Resources Services, LLC	—	136,323

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 5

CASH RECEIPTS & DISBURSEMENTS
(amounts in thousands)

	Case No.	Debtor Entity	Cash Receipts	Cash Disbursements (2)
118	15-34029 (KRH)	Maxxim Shared Services, LLC	—	7,066
119	15-33913 (KRH)	Alpha American Coal Company, LLC	—	—
120	15-33915 (KRH)	Alpha American Coal Holding, LLC	—	—
121	15-33950 (KRH)	Alpha Natural Resources International, LLC	—	—
122	15-33937 (KRH)	Alpha India, LLC	—	6
123	15-33898 (KRH)	Alpha European Sales, Inc.	—	—
124	15-33977 (KRH)	Shannon-Pocahontas Mining Company	—	—
125	15-33994 (KRH)	Lynn Branch Coal Company, Inc.	—	4
126	15-33942 (KRH)	Duchess Coal Company	—	—
127	15-34019 (KRH)	West Kentucky Energy Company	—	—
128	15-33989 (KRH)	Greyeagle Coal Company	—	6
129	15-33957 (KRH)	Robinson-Phillips Coal Company	—	—
130	15-33945 (KRH)	Eagle Energy, Inc.	—	45
131	15-33983 (KRH)	Bandytown Coal Company	—	—
132	15-33993 (KRH)	Belfry Coal Corporation	—	4
133	15-34050 (KRH)	Plateau Mining Corporation	—	17
134	15-34024 (KRH)	Castle Gate Holding Company	—	—
135	15-34003 (KRH)	Maple Meadow Mining Company	—	—
136	15-33997 (KRH)	Tennessee Consolidated Coal Company	—	19
137	15-34027 (KRH)	Maxxim Rebuild Co., LLC	—	1,761
138	15-33928 (KRH)	DFDSTE Corp.	—	—
139	15-34035 (KRH)	New River Energy Corporation	—	177
140	15-34018 (KRH)	Coal Gas Recovery II, LLC	114	196
141	15-33940 (KRH)	Alpha Terminal Company, LLC	—	—
142	15-33959 (KRH)	Alpha Shipping and Chartering, LLC	—	—
143	15-33931 (KRH)	Alpha Coal West, Inc.	—	12,947
144	15-33916 (KRH)	Alpha Sub Eight, LLC	—	—
145	15-33918 (KRH)	Alpha Sub Eleven, Inc.	—	—
146	15-33922 (KRH)	Alpha Sub Nine, LLC	—	—
147	15-33927 (KRH)	Alpha Sub One, LLC	—	—
148	15-33930 (KRH)	Alpha Sub Ten, Inc.	—	—
149	15-33934 (KRH)	Alpha Sub Two, LLC	—	—

	Total Debtors (3)		$203,690	$287,989

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 6

BANK ACCOUNT INFORMATION
(amounts in thousands)

	Account Holder	Bank Name	Account Description	Last Digits of Account Number	Ending Bank Balance (4)
1	Alpha Natural Resources, LLC	Bank of America, N.A.	Main Concentration Account	8595	$133,862
2	Alpha Natural Resources, LLC	Branch Banking and Trust Company	Concentration Account	0601	$47
3	Alpha Natural Resources, Inc.	Citicorp North America, Inc.	Concentration Account	8377	$324,940
4	Alpha Natural Resources, LLC	Bank of America, N.A.	Segregated Account	8084	$—
5	Alpha Natural Resources, LLC	Bank of America, N.A.	ZBA Lockbox Account	8603	$—
6	Alpha Natural Resources, Inc.	Bank of America, N.A.	ZBA Lockbox Account	3314	$—
7	Alpha Natural Resources, Inc.	Bank of America, N.A.	ZBA Lockbox Account	8967	$—
8	Alpha Natural Resources Services, LLC	Bank of America, N.A.	ZBA Payroll Account	7851	$—
9	Bandmill Coal Corporation	Bank of America, N.A.	ZBA Payroll Account	0891	$—
10	Cumberland Coal Resources, LP	Bank of America, N.A.	ZBA Payroll Account	7899	$—
11	Dickenson-Russell Coal Company, LLC	Bank of America, N.A.	ZBA Payroll Account	7912	$—
12	Emerald Coal Resources, LP	Bank of America, N.A.	ZBA Payroll Account	7931	$—
13	Goals Coal Company	Bank of America, N.A.	ZBA Payroll Account	0896	$—
14	Litwar Processing Company, LLC	Bank of America, N.A.	ZBA Payroll Account	7979	$—
15	Power Mountain Coal Company	Bank of America, N.A.	ZBA Payroll Account	0919	$—
16	Alpha Natural Resources Services, LLC	Bank of America, N.A.	ZBA Master Disbursement Account	9502	$—
17	Maxxim Rebuild Co., LLC	Branch Banking and Trust Company	Maxxim Operating Account	2706	$308
18	Foundation PA Coal Company, LLC	Bank of America, N.A.	Rice Proceeds Account	7254	$39,386
19	Alpha Natural Resources Services, LLC	Bank of America, N.A.	Operating Account	9311	$—
20	Alpha Natural Resources Services, LLC	Bank of America, N.A.	Operating Account	9316	$—
21	Alpha India, LLC	Bank of America, N.A.	Operating Account	5585	$—
22	New River Energy Corporation	First Community Bank	Operating Account	6945	$49
23	Pennsylvania Land Resources, LLC	Wells Fargo	Operating Account	7130	$4,231
24	Coal Gas Recovery II, LLC	Wells Fargo	Operating Account	7155	$442
25	Alpha European Sales, Inc.	UBS Bank	Foreign Account	1501T	$6
26	Alpha European Sales, Inc.	UBS Bank	Foreign Account	1560W	$—
27	Alpha European Sales, Inc.	UBS Bank	Foreign Account	1561Q	$1
28	Alpha Appalachia Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3914	$5
29	Alpha Appalachia Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3949	$9
30	Alpha Appalachia Services, Inc.	United Bank	Petty Cash Account	1965	$4
31	Alpha Coal West, Inc.	First National Bank	Petty Cash Account	1657	$12
32	Alpha Natural Resources Services, LLC	Bank of America, N.A.	Payroll Petty Cash Account	5234	$78
33	Logan County Mine Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3930	$12
34	Brooks Run Mining Company, LLC	JP Morgan Chase	Petty Cash Account	3496	$4
35	Brooks Run Mining Company, LLC	First Community	Petty Cash Account	2576	$10
36	Marfork Coal Company, Inc.	Branch Banking and Trust Company	Petty Cash Account	3957	$13
37	Cumberland Coal Resources, LP	First Federal	Petty Cash Account	3816	$6
38	Lauren Land Company	Branch Banking and Trust Company	Petty Cash Account	3841	$6

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 7

BANK ACCOUNT INFORMATION
(amounts in thousands)

	Account Holder	Bank Name	Account Description	Last Digits of Account Number	Ending Bank Balance (4)
39	Alpha Appalachia Services, Inc.	Branch Banking and Trust Company	Petty Cash Account	3922	$15
40	Kingston Mining, Inc.	Branch Banking and Trust Company	Petty Cash Account	1972	$2
41	Kingwood Mining Company, LLC	ClearMountain Bank	Petty Cash Account	7670	$—
42	Knox Creek Coal Corporation (5)	Branch Banking and Trust Company	Petty Cash Account	1794	$—
43	Maxxim Shared Services, LLC	Branch Banking and Trust Company	Petty Cash Account	6712	$3
44	Alpha Natural Resources Services, LLC	Global Cash Card	Payroll Petty Cash Account	6652	$121
45	Alpha Natural Resources, Inc. (5)	Bank of America, N.A.	Other Account (Retiree Medical Reimbursement Fund)	0946	$—
46	Alpha Natural Resources, Inc.	Citicorp North America, Inc.	Other Account (letters of credit collateral)	5459	$110,203
47	Alpha Natural Resources, Inc.	Bank of America, N.A.	Money Market Account	0A10	$171,556
48	Alpha Natural Resources, Inc.	Bank of America, N.A.	Investment Account (inactive)	8906	$—
49	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account	2600	$130,290
50	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account	2602	$75,134
51	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account	2605	$75,357
52	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account	2606	$95,080
53	Alpha Natural Resources, LLC	Wells Fargo	Managed Securities Account	2607	$75,181
54	Alpha Natural Resources, Inc.	Bank of America, N.A.	Rabbi Trust	0388	$36
55	Alpha Natural Resources, Inc.	Bank of America, N.A.	Rabbi Trust	0379	$420
56	Alpha Natural Resources, Inc.	Bank of America, N.A.	Rabbi Trust	0387	$7,851
57	Alpha Appalachia Holdings Company	Bank of America, N.A.	Rabbi Trust	0378	$713
58	Foundation PA Coal Company, LLC	Barclays	Corporate Equity Securities (Rice Shares)	N/A	$54,138

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 8

PAYMENTS TO INSIDERS (6)
(amounts in thousands)

Name	Title / Capacity	Type of Payment	Amount Paid in Current Period	Total Paid to Date Postpetition
E. Linn Draper, Jr.	Director	Quarterly Director Fees & Expense Reimbursement	$—	$28
William J. Crowley, Jr.	Director	Quarterly Director Fees & Expense Reimbursement	—	14
Deborah M. Fretz	Director	Quarterly Director Fees & Expense Reimbursement	1	18
L. Patrick Hassey	Director	Quarterly Director Fees & Expense Reimbursement	1	21
P. Michael Giftos	Director	Quarterly Director Fees & Expense Reimbursement	—	18
Joel Richards, III	Director	Quarterly Director Fees & Expense Reimbursement	—	21
Various Employees	Various	Wages & Other Payroll Earnings, Allowances and Considerations	558	2,328
Various Employees	Various	Expense Reimbursements	7	51

Total Payments To Insiders			$567	$2,499

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 9

PAYMENTS TO PROFESSIONALS
(amounts in thousands)

Name	Role / Capacity	Amount Paid in Current Period	Total Paid to Date Postpetition	Total Accrued & Unpaid (7)
Jones Day	Debtors' Counsel	$1,263	$1,263	$4,566
Hunton & Williams LLP	Debtors' Local Counsel	213	213	207
Jackson Kelly PLLC	Debtors' Special Counsel	185	185	1,132
Quinn Emanuel Urquhart & Sullivan, LLP	Debtors' Special Counsel	36	36	39
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Special Counsel	—	—	370
Rothschild Inc.	Debtors' Investment Banker	1,711	1,711	771
Alvarez & Marsal North America, LLC	Debtors' Financial Advisor	—	1,807	1,367
McKinsey Recovery & Transformation Services, US, LLC	Debtors' Turnaround Advisor	2,481	2,481	4,123
Kurtzman Carson Consultants, LLC	Debtors' Notice, Claims, and Solicitation Agent	1,084	1,084	130
Prime Clerk, LLC	Debtors’ Claims Administrator	—	—	2
Davis Polk & Wardwell LLP	First Lien Lender Counsel	696	3,178	478
McGuire Woods LLP	First Lien Lender Local Counsel	23	256	40
Ducera Partners LLC	First Lien Lender Investment Bankers	183	365	360
Kirkland & Ellis LLP	Second Lien Lender Counsel	206	1,010	202
Kutak Rock LLP	Second Lien Lender Local Counsel	17	98	36
Houlihan Lokey, Inc.	Second Lien Lender Investment Bankers	—	624	320
Milbank Tweed Hadley & McCloy LLP	UCC's Counsel	2,027	2,027	1,608
Sands Anderson PC	UCC's Local Counsel	256	256	152
Jefferies Group LLC	UCC's Investment Banker	—	—	341
Protiviti Inc.	UCC's Financial Advisor	577	577	829
Blackacre LLC	UCC's Coal Consultant	28	28	62
KPMG LLP	Debtors' Auditor	—	—	777
Deloitte Tax LLP	Debtors’ Tax Advisor	—	—	319
Ernst & Young LLP	Debtors’ Accounting/Tax/Valuation Advisor	—	33	127
Office of the United States' Trustee	Trustee	—	503	534

Total Payments To Professionals (8)		$10,986	$17,735	$18,892

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 10

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS (9)
(amounts in thousands)

Principal	Beginning Balance	Advances	Repayments	Other	Ending Balance (10)
DIP Term Loan	$300,000	$—	$—	$—	$300,000
1st Lien Revolver	445,000	—	—	—	445,000
1st Lien Term Loan	610,938	—	—	—	610,938
Aircraft Adequate Protection (11)	5,188	—	(38)	—	5,150

Total	$1,361,126	$—	$(38)	$—	$1,361,088

Accrued Interest/Fees	Beginning Balance	Interest and Fees Incurred	Payments	Other	Ending Balance
DIP Term Loan	$4,093	$2,522	$(42)	$—	$6,573
1st Lien Revolver	2,970	2,830	(5)	—	5,795
1st Lien Term Loan	1,841	1,782	—	—	3,623
Aircraft Adequate Protection (11)	—	19	(19)	—	—

Total	$8,904	$7,153	$(66)	$—	$15,991

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 11

DEBTOR QUESTIONNAIRE
(amounts in thousands)

	Yes	No
Have any assets been sold or transferred outside the normal course of business this reporting period?		X
Have any funds been disbursed from any account other than a debtor in possession account?		X
Are any postpetition receivables (accounts, notes, or loans) due from related parties?	X (12)
Have any payments been made on pre-petition liabilities this reporting period?	X (13)
Have any postpetition loans been received by the Debtor from any party?		X
Are any postpetition payroll taxes past due?		X
Are any postpetition State or Federal income taxes past due?		X
Are any postpetition real estate taxes past due?		X
Are any other postpetition taxes past due?		X
Are any amounts owed to postpetition creditors delinquent?	X (14)
Have any pre-petition taxes been paid during this reporting period?	X (13) (15)
Are any wage payments past due?		X
Are workers compensation, general liability or other necessary insurance coverages in effect?	X (16)
Are all premium payments paid current?	X (16)

Please itemize policies below	X (16)

Insurance Installment Payments
Type of Policy	Carrier	Period Covered	Payment Amount & Frequency (17)
—	—	—	—

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 12

Appendix A

(Remainder of Page Intentionally Blank)

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 13

CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED) (18)
(amounts in thousands)
November 30, 2015 (19)
Assets
Current assets
Cash and cash equivalents	$739,303
Trade accounts receivable, net	210,414
Inventories, net	204,601
Short-term investments	379,409
Prepaid expenses and other current assets	246,293
Total current assets	1,780,020

Property, plant and equipment, net	7,788,026
Goodwill, net	43,906
Other acquired intangibles, net	59,820
Long-term investments	63,157
Long-term restricted cash	110,203
Other non-current assets	121,414
Total assets	$9,966,546

Liabilities and Stockholders' Equity

Liabilities not subject to compromise
Current liabilities
Current portion of long-term debt	$1,312,674
Trade accounts payable	107,158
Accrued expenses and other current liabilities	378,887
Total current liabilities	1,798,719

Long-term debt	32,361
Asset retirement obligations	594,896
Deferred income taxes	729,815
Other non-current liabilities	362,890
Total liabilities not subject to compromise	3,518,681
Liabilities subject to compromise	4,818,973
Total liabilities	8,337,654

Stockholders' Equity
Preferred stock - par value $0.01	—
Common stock - par value $0.01	2,351
Additional paid-in capital	8,217,182
Accumulated other comprehensive loss	(257,555)
Treasury stock, at cost	(273,620)
Accumulated deficit	(6,059,466)
Total stockholders' equity	1,628,892
Total liabilities and stockholders' equity	$9,966,546

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 14

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE MONTH AND ELEVEN MONTHS ENDED NOVEMBER 30, 2015 (18)
(amounts in thousands)
	MTD	YTD (19)
Revenues
Coal revenues	$175,064	$2,430,859
Freight and handling revenues	20,445	304,793
Other revenues	2,951	46,152
Total revenues	198,460	2,781,804

Costs and expenses
Cost of coal sales (exclusive of items shown separately below)	194,942	2,532,170
Freight and handling costs	20,445	304,793
Other expenses	1,830	10,988
Depreciation, depletion and amortization	40,092	565,100
Amortization of acquired intangibles, net	1,980	28,972
Selling, general and administrative expenses (exclusive of depreciation, depletion and amortization shown separately above)	7,885	101,349
Asset impairment and restructuring	1,944	527,899
Total costs and expenses	269,118	4,071,271

Loss from operations	(70,658)	(1,289,467)

Other income (expense)
Interest expense	(11,283)	(217,318)
Interest income	92	1,941
Gain on early extinguishment of debt	—	364,153
Miscellaneous income, net	1,352	117,747
Total other income, net	(9,839)	266,523

Loss before reorganization items and income taxes	(80,497)	(1,022,944)

Reorganization items, net	1,494	648,511

Loss before income taxes	(81,991)	(1,671,455)

Income tax benefit	11,836	273,749

Net loss	$(70,155)	$(1,397,706)

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 15

SUMMARIZED AND CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE MONTH AND ELEVEN MONTHS ENDED NOVEMBER 30, 2015 (18)
(amounts in thousands)
	MTD	YTD (19)

Net cash used in operating activities	$(26,681)	$(201,706)

Investing activities:
Capital expenditures	(11,777)	(139,433)
Acquisition of mineral rights under federal lease	(42,130)	(42,130)
Purchases of investments	(50,619)	(622,700)
Sales of investments	43,279	693,160
Deposit of restricted cash	—	(110,160)
Purchase of joint venture interest	—	(126,016)
Proceeds from sale of property, plant and equipment	105	19,530
Net cash used in investing activities	(61,142)	(327,749)

Financing activities:
Proceeds from borrowings on long-term debt	—	943,646
Principal repayments of long-term debt	—	(379,509)
Principal repayments of capital lease obligations	(12)	(15,586)
Debt issuance and modification costs	(3,755)	(19,667)
Other, net	(49)	(1,312)
Net cash (used in) provided by financing activities	(3,816)	527,572

Net decrease in cash and cash equivalents	(91,639)	(1,883)
Cash and cash equivalents at beginning of period	830,942	741,186
Cash and cash equivalents at end of period	$739,303	$739,303

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 16

ACCOUNTS RECEIVABLE AGING (18)
(amounts in thousands)

Accounts Receivable	Amount
0-30 Days	$201,367
31-60 Days	3,809
61-90 Days	2,048
91+ Days	5,556
Other Non-Trade & Misc. Receivables	6,681
Accounts Receivable (Gross)	$219,461
Reserve for Bad Debt	(9,047)
Amount Considered Uncollectible	—
Accounts Receivable (Net) (20)	$210,414

AGING OF POSTPETITION TAXES & PAYABLES (18)
(amounts in thousands)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal	$4,964	$—	$—	$—	$4,964
State and Local	19,782	—	—	—	19,782
Other	—	—	—	—	—
Total Taxes Payable (21)	$24,746	$—	$—	$—	$24,746

Accounts Payable (22)	$46,953	$1,123	$1,519	$149	$49,744

Total	$71,699	$1,123	$1,519	$149	$74,490

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 17

STATUS OF POSTPETITION TAXES (18)
(amounts in thousands)

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid (Received)	Ending Tax
Withholding	$3,385	$6,815	$(10,192)	$8
FICA-Employee	2,486	3,251	(5,029)	$708
FICA-Employer	2,440	3,240	(5,009)	$671
Unemployment	4	3	—	$7
Excise	1,393	2,791	(2,887)	$1,297
Income	—	—	—	$—
Other (Office of Surface Mining)	1,231	1,042	—	$2,273
Total Federal Taxes	$10,939	$17,142	$(23,117)	$4,964

State and Local
Withholding	$1,762	$2,258	$(2,580)	$1,440
Sales / Use	(46)	494	(294)	$154
Mineral Severance	5,890	4,709	(6,006)	$4,593
Unemployment	41	31	—	$72
Real Property	4,181	1,500	—	$5,681
Personal Property	277	75	—	$352
Income/Franchise	555	(170)	(209)	$176
Explosive Tax	48	3	(25)	$26
Other Tax Payable	3	3	(6)	$—
Sales Tax Collected	1	—	—	$1
Other (Production Taxes)	6,460	2,095	(1,268)	$7,287
Total State and Local	$19,172	$10,998	$(10,388)	$19,782

Total Taxes (21)	$30,111	$28,140	$(33,505)	$24,746

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 18

NOTES

(1)
On August 3, 2015 (the "Petition Date"), Alpha Natural Resources, Inc. and certain of its direct and indirect subsidiaries, as debtors and debtors in possession (collectively, the "Debtors") commenced their Chapter 11 cases by filing voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Virginia, Richmond Division (the "Bankruptcy Court").

This Monthly Operating Report and the condensed consolidated financial statements included herein have been prepared solely for the purpose of complying with the monthly reporting requirements for the Bankruptcy Court and the lenders under the Debtors' postpetition financing facility, as amended (the "DIP Facility") and are in a format that the Debtors believe is acceptable to the Office of the United States Trustee for Region Four (the "U.S. Trustee"). The Monthly Operating Report is limited in scope and covers a limited time period. The schedules contained herein were not audited or reviewed by independent accountants nor are they intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. Furthermore, because the Debtors generally produce their financial reporting on a consolidated basis, it is possible that not all assets, liabilities, cash receipts and disbursements have been recorded at the correct legal entity of either the Debtors or non-Debtor affiliates.

In addition, the assets, liabilities and results of operations of several non‑Debtor affiliates of the Debtors (Alpha Coal India Private Limited, Alpha Coal Sales International Limited, ANR Second Receivables Funding, LLC and Gray Hawk Insurance Company) are included in the Debtors' condensed consolidated financial statements. The Debtors reserve all rights to supplement or amend any schedules contained in this Monthly Operating Report.

The information presented herein is unaudited and subject to further review and potential adjustments, and may not have been subject to all procedures that would typically be applied to financial information presented in accordance with Generally Accepted Accounting Principles in the United States of America ("US GAAP"), including, but not limited to, accruals, tax provision and other recurring adjustments considered necessary by management to fairly state the financial position and results of operations for the interim period(s) presented. Furthermore, this Monthly Operating Report does not contain all disclosures that would be required for presentation in accordance with US GAAP, and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report is complete. As part of their restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors' rights with respect to such assets, liabilities, claims and obligations.

Certain prepetition liabilities have been reclassified as liabilities subject to compromise. Liabilities subject to compromise may include estimated or liquidated amounts for certain obligations arising prior to the Petition Date, including, among others, (a) debt-related obligations, (b) employee or retiree benefit-related obligations, (c) contractual obligations and (d) litigation and other contingent claims. The Debtors continue to analyze and reconcile these amounts, and, therefore, the amounts reflected herein are current estimates and subject to change as additional analysis is completed and decisions made.

The Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results and financial position of the Debtors in the future.

(2)
The Debtors are authorized to continue using their centralized cash management system pursuant to the Final Order, Pursuant to Sections 345, 363(c)(1), 503(b)(1) and 553 of the Bankruptcy Code and Bankruptcy Rules 6003(b) and 6004(h): (A) Approving the Continued Use of the Debtors' Cash Management System, Bank Accounts and Business Forms; (B) Granting a Waiver of the Requirements of Section 345(b) and Certain of the U.S. Trustee's Operating Guidelines; (C) Permitting Continued Intercompany Transactions; (D) Preserving and Permitting the Exercise of Intercompany Setoff Rights; and (E) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts (Docket No. 683) (the "Cash Management Order"). Accordingly,

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 19

disbursement activity is reported on behalf of the Debtor entity that incurred the corresponding obligation.

(3)
Represents receipts and disbursements (excluding certain intercompany cash management activity by and among accounts of the Debtors and their non-Debtor affiliates) on a book basis for the period from November 1, 2015 through November 30, 2015. For presentation purposes, all activity associated with non-Debtor ANR Second Receivables Funding, LLC has been shown on a net basis. Receipts and disbursements exclude the Debtors' investing activities (e.g., purchases and sales of securities and investment income).

(4)
Represents ending bank balance as of November 30, 2015. As part of the Debtors' monthly close process, all bank accounts, which the Debtors are authorized to maintain pursuant to the Cash Management Order, are reconciled to the applicable bank statements. The bank accounts include cash accounts, managed security accounts, restricted cash and securities accounts, which are reflected on the balance sheet as cash and cash equivalents, short-term investments, long-term investments, and long-term restricted cash.

(5)	Bank account closed during the period from November 1, 2015 to November 30, 2015.

(6)
The Debtors have included net employee compensation and expense reimbursement amounts for this schedule.  For purposes of this Monthly Operating Report, the Debtors have defined "insiders" as: (a) Kevin S. Crutchfield; (b) Gary W. Banbury; (c) Philip J. Cavatoni; (d) V. Keith Hainer; (e) Alan W. Jones Jr.; (f) Mark M. Manno; (g) Brian D. Sullivan; (h) Richard H. Verheij; (i) Bruce A. Hartshorn; (j) the members of each of the boards of directors or boards of managers of the Debtors and their non-Debtor affiliates, as applicable; (k) any individuals holding the title of (i) president or (ii) general manager of any of the Debtors or their non-Debtor affiliates; and (l) all relatives of the foregoing parties who have been disclosed pursuant to Section 16 of the Securities Exchange Act of 1934 (the "Section 16 Relatives"). The Debtors do not maintain records of family relationships other than with respect to the Section 16 Relatives.

The parties identified as "insiders" have been included for informational purposes only. The inclusion of a party as an "insider" herein is not an acknowledgment or concession that such party is an insider under applicable bankruptcy law.

(7)
Amounts include estimated incurred and uninvoiced amounts, which are based on assumptions and available information believed to be reasonable at the time. Actual results however could differ from these estimates.

(8)	Includes fees related to the DIP Facility.

(9)	Amounts disclosed exclude interest and fees incurred and any payments related to the termination of the accounts receivable securitization facility.

(10)	Disclosed amounts represent principal and do not include any related debt discounts.

(11)
On November 19, 2015, the Bankruptcy Court entered the Order Providing Adequate Protection to Citizens Asset Finance, Inc. (Docket No. 969) pursuant to which the Debtors are required to make monthly payments in the amount of $57,209.06, among other things, as adequate protection of the interests of Citizens’ Asset Finance, Inc. in certain collateral, including an aircraft.

(12)	Intercompany receivables are created in the normal course among the Debtors and their non-Debtor affiliates as a result of their use of a centralized cash management system.

(13)
Certain payments have been made on prepetition obligations, including certain (a) employee‑related obligations; (b) customer obligations; (c) sales & use, franchise, and other taxes and fees; and (d) obligations to trade creditors, in accordance with certain "first‑day" relief granted by the Bankruptcy Court.

(14)	Due to administrative issues and the process of reconciling claims, certain payments may periodically be delayed.

(15)	Pursuant to the Final Order, Pursuant to Sections 105(a),363(b),507(a) and 541 of the Bankruptcy Code,

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 20

Authorizing the Debtors and Debtors in Possession to Pay Certain Prepetition Taxes (Docket No. 354), the Debtors are authorized to make payments on certain prepetition taxes.

(16)
Pursuant to the Final Order Authorizing the Debtors to: (A) Maintain, Continue and Renew Their Property, Casualty, Liability, Workers' Compensation and Other Insurance Programs, Policies and Agreements; and (B) Honor all Obligations in Respect Thereof (Docket No. 353), the Debtors are authorized to maintain their insurance programs and pay related obligations without interruption and in accordance with the same practices and procedures as were in effect prior to the Petition Date. The Debtors' insurance policies are identified in Exhibit C to the Motion of Debtors for Interim and Final Orders Authorizing the Debtors to (I) Maintain, Continue and Renew Their Property, Casualty, Liability, Workers' Compensation and Other Insurance Programs, Policies and Agreements and (II) Honor All Obligations in Respect Thereof (Docket No. 15) (the "Insurance Motion").

(17)	Further information regarding the Debtors' insurance programs is provided in the Insurance Motion.

(18)	Represents consolidated balances of both Debtor and non-Debtor entities.

(19)	Amounts include prior period adjustments.

(20)	Represents accounts receivable (net) inclusive of accruals for bad debt, amounts considered uncollectible and other receivables. Represents ending balance as of November 30, 2015.

(21)	Disclosed amounts exclude foreign taxes.

(22)	Reflects postpetition trade-related payables (excluding payables related to goods and services received, but not yet invoiced, and other miscellaneous accruals during the reporting period).

Case Name:	Alpha Natural Resources, Inc., et al.
Case Number:	15-33896 (KRH) (Jointly Administered)	Page 21